SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                       -----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 25, 2003


                               NL INDUSTRIES, INC.

              (Exact name of registrant as specified in charter)



New Jersey                        1-640                         13-5267260
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(State or other           (Commission File No.)             (Employer ID No.)
jurisdiction of
incorporation)



5430 LBJ Freeway, Suite 1700, Dallas, Texas                        75240-2697
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code              (972) 233-1700
                                                                --------------


           16825 Northchase Dr., Suite 1200, Houston, Texas 77060
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        (Former name or former address, if changed since last report)

Item 7.

c)    Exhibits

99.1  Press Release dated July 25, 2003 issued by NL Industries, Inc.


Item 9.     Regulation FD Disclosure.
-------

      The registrant hereby furnishes the information set forth in the press release issued on July 25, 2003, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference. The registrant furnishes this information under this Item 9 and under "Item 12. Results of Operations and Financial Condition," pursuant to the interim guidance contained in the Securities and Exchange Commission Release 34-47583 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), among other statutes.

      The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.


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


                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NL INDUSTRIES, INC.
                                          (Registrant)



                                          /s/Robert D. Hardy
                                          -------------------------------
                                          Robert D. Hardy
                                          Vice President, Chief Financial
                                          Officer & Controller


Dated: July 25, 2003